                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                                 Settlement Date           8/31/2002
                                                                                                 Determination Date        9/11/2002
                                                                                                 Distribution Date         9/16/2002



I.      All Payments on the Contracts                                                                                  6,157,628.75
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              201,391.28
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              7.47
V.      Servicer Monthly Advances                                                                                        107,550.25
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               24,252.11
VIII.   Transfers to the Pay-Ahead Account                                                                               (23,816.09)
IX.     Less:  Investment Earnings distributions                                                                              (7.47)
        (a) To Sellers with respect to the Collection Account                                                                  0.00
        (b) To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $6,467,006.30
                                                                                                                   =================


DISTRIBUTION AMOUNTS                                                Cost per $1000
--------------------------------------------                     ----------------------

1.  (a)  Class A-1 Note Interest Distribution                                                        0.00
    (b)  Class A-1 Note Principal Distribution                                                       0.00
            Aggregate Class A-1 Note Distribution                     0.00000000                                                0.00

2.  (a)  Class A-2 Note Interest Distribution                                                        0.00
    (b)  Class A-2 Note Principal Distribution                                                       0.00
           Aggregate Class A-2 Note Distribution                      0.00000000                                               0.00

3.  (a)  Class A-3 Note Interest Distribution                                                        0.00
    (b)  Class A-3 Note Principal Distribution                                                       0.00
           Aggregate Class A-3 Note Distribution                      0.00000000                                               0.00

4.  (a)  Class A-4 Note Interest Distribution                                                        0.00
    (b)  Class A-4 Note Principal Distribution                                                       0.00
          Aggregate Class A-4 Note Distribution                       0.00000000                                               0.00

5.  (a)  Class A-5 Note Interest Distribution                                                        0.00
    (b)  Class A-5 Note Principal Distribution                                                       0.00
           Aggregate Class A-5 Note Distribution                      0.00000000                                               0.00

6.  (a)  Class A-6 Note Interest Distribution                                                        0.00
    (b)  Class A-6 Note Principal Distribution                                                       0.00
           Aggregate Class A-6 Note Distribution                      0.00000000                                               0.00

7.  (a)  Class A-7 Note Interest Distribution                                                        0.00
    (b)  Class A-7 Note Principal Distribution                                                       0.00
           Aggregate Class A-7 Note Distribution                      0.00000000                                               0.00

8.  (a)  Class A-8 Note Interest Distribution                                                    4,533.05
    (b)  Class A-8 Note Principal Distribution                                                 873,139.69
           Aggregate Class A-8 Note Distribution                     10.32556165                                         877,672.74

9.  (a)  Class A-9 Note Interest Distribution                                                  321,266.67
    (b)  Class A-9 Note Principal Distribution                                               4,419,257.00
           Aggregate Class A-9 Note Distribution                     77.71350273                                       4,740,523.67

10. (a)  Class A-10 Note Interest Distribution                                                 345,041.67
    (b)  Class A-10 Note Principal Distribution                                                      0.00
           Aggregate Class A-10 Note Distribution                     5.30833333                                         345,041.67

11. (a)  Class B Certificate Interest Distribution                                             244,679.31
    (b)  Class B Certificate Principal Distribution                                                  0.00
           Aggregate Class B Certificate Distribution                 5.45000000                                         244,679.31

12. Servicer Payment
    (a)  Servicing Fee                                                                          71,570.18
    (b)  Reimbursement of prior Monthly Advances                                               119,290.80
          Total Servicer Payment                                                                                         190,860.98

13. Deposits to the Reserve Account                                                                                       68,227.94

Total Distribution Amount                                                                                             $6,467,006.30
                                                                                                                   =================

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
Reserve Account distributions:
--------------------------------------------

    (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  0.00
    (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       0.00
    (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             0.00
    (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  0.00
                      Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                            $0.00
                                                                                                                   =================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                   0.00
        (b) Class A-2 Notes    @            5.852%                                                   0.00
        (c) Class A-3 Notes    @            5.919%                                                   0.00
        (d) Class A-4 Notes    @            6.020%                                                   0.00
        (e) Class A-5 Notes    @            6.050%                                                   0.00
        (f) Class A-6 Notes    @            6.130%                                                   0.00
        (g) Class A-7 Notes    @            6.140%                                                   0.00
        (h) Class A-8 Notes    @            6.230%                                               4,533.05
        (i) Class A-9 Notes    @            6.320%                                             321,266.67
        (j) Class A-10 Notes   @            6.370%                                             345,041.67
                     Aggregate Interest on Notes                                                                         670,841.38
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                                 Cost per $1000
                                                                 ----------------------
        (a) Class A-1 Notes                                           0.00000000                     0.00
        (b) Class A-2 Notes                                           0.00000000                     0.00
        (c) Class A-3 Notes                                           0.00000000                     0.00
        (d) Class A-4 Notes                                           0.00000000                     0.00
        (e) Class A-5 Notes                                           0.00000000                     0.00
        (f) Class A-6 Notes                                           0.00000000                     0.00
        (g) Class A-7 Notes                                           0.00000000                     0.00
        (h) Class A-8 Notes                                           0.05333000                 4,533.05
        (i) Class A-9 Notes                                           5.26666667               321,266.67
        (j) Class A-10 Notes                                          5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                   670,841.38
        (k) Class B Certificates                                      5.45000000                                         244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                 No. of Contracts
                                                                 ----------------------
1.   Amount of Stated Principal Collected                                                    2,217,660.22
2.   Amount of Principal Prepayment Collected                             173                2,665,051.76
3.   Amount of Liquidated Contract                                         11                  409,684.71
4.   Amount of Repurchased Contract                                         0                        0.00

       Total Formula Principal Distribution Amount                                                                     5,292,396.69

5.   Principal Balance before giving effect to Principal Distribution                  Pool Factor
                                                                                       -----------
        (a) Class A-1 Notes                                                             0.0000000                              0.00
        (b) Class A-2 Notes                                                             0.0000000                              0.00
        (c) Class A-3 Notes                                                             0.0000000                              0.00
        (d) Class A-4 Notes                                                             0.0000000                              0.00
        (e) Class A-5 Notes                                                             0.0000000                              0.00
        (f) Class A-6 Notes                                                             0.0000000                              0.00
        (g) Class A-7 Notes                                                             0.0000000                              0.00
        (h) Class A-8 Notes                                                             0.0102722                        873,139.69
        (i) Class A-9 Notes                                                             1.0000000                     61,000,000.00
        (j) Class A-10 Notes                                                            1.0000000                     65,000,000.00
        (k) Class B Certificates                                                        1.0000000                     44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                         Cost per $1000
                                                                 ----------------------
        (a) Class A-1 Notes                                           0.00000000                                               0.00
        (b) Class A-2 Notes                                           0.00000000                                               0.00
        (c) Class A-3 Notes                                           0.00000000                                               0.00
        (d) Class A-4 Notes                                           0.00000000                                               0.00
        (e) Class A-5 Notes                                           0.00000000                                               0.00
        (f) Class A-6 Notes                                           0.00000000                                               0.00
        (g) Class A-7 Notes                                           0.00000000                                               0.00
        (h) Class A-8 Notes                                          10.27223165                                         873,139.69
        (i) Class A-9 Notes                                          72.44683607                                       4,419,257.00
        (j) Class A-10 Notes                                          0.00000000                                               0.00
        (k) Class B Certificates                                      0.00000000                                               0.00

8.   Principal Balance after giving effect to Principal Distribution                   Pool Factor
                                                                                       -----------
        (a) Class A-1 Notes                                                             0.0000000                              0.00
        (b) Class A-2 Notes                                                             0.0000000                              0.00
        (c) Class A-3 Notes                                                             0.0000000                              0.00
        (d) Class A-4 Notes                                                             0.0000000                              0.00
        (e) Class A-5 Notes                                                             0.0000000                              0.00
        (f) Class A-6 Notes                                                             0.0000000                              0.00
        (g) Class A-7 Notes                                                             0.0000000                              0.00
        (h) Class A-8 Notes                                                             0.0000000                              0.00
        (i) Class A-9 Notes                                                             0.9275532                     56,580,743.00
        (j) Class A-10 Notes                                                            1.0000000                     65,000,000.00
        (k) Class B Certificates                                                        1.0000000                     44,895,285.54



                 POOL DATA
--------------------------------------------                                                          Aggregate
                                                                              No. of Contracts    Principal Balance
                                                                              ----------------    -----------------

1.   Pool Stated Principal Balance as of                  8/31/2002                 7,100           166,476,028.54

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                           66             1,406,213.07        0.845%
              (b) 60-89 Days                                                           30               773,231.22        0.464%
              (c) 90-119 Days                                                          16               719,266.95        0.432%
              (d) 120 Days +                                                           54             1,471,290.32        0.884%


3.   Contracts Repossessed during the Due Period                                        7               242,115.38

4.   Current Repossession Inventory                                                    15               661,274.20

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      11               409,684.71
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      201,391.28
                                                                                                  ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    208,293.43

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     6,228,485.84

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,169                             18,340,970.75

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.169%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                79.752

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
             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                   2.087%
    (b)  Delinquency Percentage Trigger in effect ?                                       YES

2.  (a)  Average Net Loss Ratio                                           0.057%
    (b)  Net Loss Ratio Trigger in effect ?                                                NO
    (c)  Net Loss Ratio (using ending Pool Balance)                       0.144%

3.  (a)  Servicer Replacement Percentage                                  0.090%
    (b)  Servicer Replacement Trigger in effect ?                                          NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               71,570.18

2.   Servicer Advances                                                                                                   107,550.25

3.   (a)  Opening Balance of the Reserve Account                                                                       8,739,930.42
     (b)  Deposits to the Reserve Account                                                       68,227.94
     (c)  Investment Earnings in the Reserve Account                                            12,187.65
     (d)  Distribution from the Reserve Account                                                      0.00
     (e)  Ending Balance of the Reserve Account                                                                        8,820,346.01

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       131,911.02
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                         23,816.09
     (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                       (24,252.11)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        131,475.00